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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) October 29, 1996


                                     1-5482
                            (Commission File Number)


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                             TYCO INTERNATIONAL LTD.
             (Exact name of registrant as specified in its charter)


                 Massachusetts                             04-2297459
            (State of Incorporation)                     (IRS Employer
                                                      Identification Number)


                   One Tyco Park, Exeter, New Hampshire 03833
              (Address of registrant's principal executive office)


                                  603-778-9700
                         (Registrant's telephone number)


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

ITEM 5.     Other Events

            Under the terms and subject to the conditions contained in an Underwriting Agreement (the "Underwriting Agreement"), dated October 29, 1996, Tyco International Ltd. (the "Company") has agreed to sell to J.P. Morgan Securities Inc. $300,000,000 of 6.5% Notes due 2001 (the "Notes"). The Notes will be offered for purchase pursuant to a Supplement to the Company's Prospectus dated March 20, 1996.

            The foregoing description is qualified in its entirety by reference to the full text of the Underwriting Agreement which is appended hereto as
Exhibit 1 and is incorporated herein by reference.

            The Form of Note to be used in connection with the sale of the Notes is attached hereto as Exhibit 4.

            The consent of Coopers & Lybrand L.L.P. to the incorporation by reference in the Company's registration statement on Form S-3 relating to the Notes (File no. 333-1063) of certain reports is attached hereto as Exhibit 23.

ITEM 7.     Financial Statements, Pro Forma Financial Information and Exhibits

            (c) Exhibits.

Exhibit Number                                  Title
--------------                                  -----

      1 Underwriting Agreement, dated October 29, 1996, between Tyco International Ltd. and J.P. Morgan
                 Securities Inc.

      4          Form of Note

      23         Consent of Coopers & Lybrand L.L.P.

                                   SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                             TYCO INTERNATIONAL LTD.


                             By: /s/ Mark H. Swartz
                                 Mark H. Swartz
                                 Vice President - Chief Financial Officer


Date:  October 29, 1996

                                  Exhibit Index



Exhibit Number                          Title                           Page
--------------                          -----                           ----

      1          Underwriting Agreement, dated October 29,
                 1996, between Tyco International Ltd. and J.P.
                 Morgan Securities Inc.

      4          Form of Note

      23         Consent of Coopers & Lybrand L.L.P.